                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 15, 2004
                                                        ------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

     New York                         0-3319                    13-1784308
     --------                         ------                    ----------
(State or other jurisdiction       (Commission               (IRS Employer
  of incorporation)                File Number)              Identification No.)

           One Commerce Park, Valhalla, NY                        10595
        -------------------------------------                     -----
       (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 15, 2004, Mark A. Koch, the Principal  Accounting  Officer and
Treasurer of the registrant,  entered in to an amendment  ("Amendment No. 1") to that certain letter agreement dated February 10, 2003,  between Mr. Koch and the registrant,  that contains certain employment provisions (the "Change in Control
Agreement").  A copy of  Amendment  No. 1 to the Change in Control  Agreement is
attached  hereto as EXHIBIT  99.01 and  incorporated  herein by  reference.  The following summary of Amendment No. 1 to the Change in Control Agreement does not purport to be  complete  and is  subject to and  qualified  in its  entirety  by reference  to the  actual  text of such  agreement.  The terms of the  Change in
Control  Agreement were amended to provide that (i) the  appointment of Mr. Koch as Principal  Accounting  Officer of the  registrant  and as a director of Villa
Sistemi  Medicali,  S.p.A.  ("Villa")  and (ii) any  return  by Mr.  Koch to the position of Controller of the registrant or any  resignation  by, or removal of,
Mr. Koch as a director of Villa or any failure of Mr. Koch to be re-elected as a director of Villa shall not be deemed a substantial change in Mr. Koch's duties, functions,  responsibilities  or authorities  for purposes of paragraph 7 of the
Change in Control Agreement.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Financial Statements of Businesse Acquired.

             Not Applicable

      (b)    Pro Forma Financial Information.

             Not Applicable

      (c)    Exhibits.

             99.01    Amendment No.1 to the Change in Control  Agreement between
                      Mark A. Koch and the registrant, dated as of September 15,
                      2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                                     (Registrant)

Date: September 20, 2004
                                            By:/s/ Walter Schneider
                                               ---------------------------------
                                               Walter Schneider
                                               Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                          Description
-----------                          -----------

99.01                                Amendment  No. 1 to the  Change in  Control
                                     Agreement  between  Mark  A.  Koch  and the
                                     registrant, dated as of September 15, 2004.